UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2008
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                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

           Federal                    000-50962                  59-3764686
           --------                   ---------                  ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)           (Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal  Officers; Election of Directors;
Appointment  of Principal  Officers;  Compensatory Arrangements of Certain
Officers.
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(e) On August 4,  2008,  Atlantic  Coast Bank (the  "Bank")  the wholly  owned subsidiary of Atlantic Coast Federal Corporation entered into a non-qualified Supplemental Retirement Agreement ("SERP") with Thomas B. Wagers, Sr., the Chief Operating Officer of the Bank. The SERP provides for the payment of a monthly supplemental executive retirement benefit equal to up to 60% of the executive's highest average annual compensation (excluding stock-based compensation) during the three calendar years in the 10-year period prior to retirement. For each full calendar quarter of employment with the Bank since January 1, 2008, Mr. Wagers shall be credited with 2.50% towards the maximum 60% of average annual compensation. Such accruals shall continue through the last day of the calendar quarter in which the executive experiences a separation from service or January 1, 2014, whichever shall occur first, but in no event will the accrued benefit percentage exceed 60%. Such benefit shall generally be payable for a period of fifteen years. The SERP of Mr. Wagers is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

    (a) Financial Statements of Businesses Acquired: None

    (b) Pro Forma Financial Information: None

    (c) Shell company transactions: None

    (d) Exhibits:

        Exhibit 10.1: Supplemental Retirement Agreement of Thomas B. Wagers, Sr.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATLANTIC COAST FEDERAL CORPORATION


Date:  August 5, 2008              By: /s/ Robert J. Larison, Jr.
                                       ------------------------------------
                                       Robert J. Larison, Jr.
                                       President and Chief Executive Officer
                                       (Duly Authorized Representative)



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                                  EXHIBIT 10.1